Exhibit 10.8

March __, 2026

AmperCap Acquisition Company

12 East 49th Street, 18th Floor

New York, NY, 10017

Gentlemen:

AmperCap Acquisition Company (“Company”), a blank check company formed in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), pursuant to its registration statement on Form S-1 initially filed on March __, 2026 (as may be amended, the “Registration Statement”) in connection with its initial public offering (“IPO”).

The undersigned hereby subscribes for and commits to purchase an aggregate of [_____] units (the “Purchased Units”) of the Company (“Placement Units”), each Placement Unit currently intended to consist of one Class A ordinary share, par value $0.0001 per share (“Ordinary Share”), of the Company, and one-half of one redeemable warrant at $10.00 per Private Unit, for an aggregate purchase price of [$_______] (the “Purchase Price”). Each whole warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment. At least two business days prior to the anticipated effective date of the Registration Statement, the undersigned will cause the Purchase Price to be delivered to Continental Stock Transfer & Trust Company (“CST”), by wire transfer of immediately available funds as set forth in the instructions attached as Exhibit A, to hold in a non-interest bearing account until the Company consummates the IPO pursuant to the terms of a customary escrow agreement to be entered into between the Company and CST.

In consideration of the above purchase obligations, and subject to the consummation of the sale of the Purchased Units pursuant hereto, AmperSPAC LLC (the “Sponsor”) has agreed, pursuant to a separate letter agreement between the Sponsor and the undersigned, to transfer to the undersigned certain of the founder shares that are currently owned by the Sponsor (the “Transferred Shares”).

The consummation of the purchase and issuance of the Purchased Units shall occur simultaneously with the consummation of the IPO. At the time of the consummation of the IPO, CST shall deposit the Purchase Price, without interest or deduction, into the trust account (“Trust Account”) to be established by the Company for the benefit of the Company’s public shareholders as described in the Registration Statement. If the IPO is not consummated within two (2) months from the date hereof, this letter agreement shall automatically terminate, unless such date is extended in writing by the undersigned and the Company, and within two business days of such termination, any Purchase Price that has previously been transferred by the undersigned will be returned to the undersigned.

As a condition to the purchase of the Purchased Units pursuant hereto, the undersigned will be required to execute agreements in form and substance typical for transactions of this nature necessary and reasonably acceptable to the undersigned, including but not limited to (i) an insider letter (the “Insider Letter”), and (ii) a registration rights agreement (the “Registration Rights Agreement”), it being acknowledged and agreed that the forms of such agreements attached as exhibits to the Registration Statement are acceptable to the undersigned. Without limiting the generality of the foregoing, the Insider Letter shall include customary provisions applicable to founders and insiders and which will also apply to the undersigned, including agreements:

●	To forfeit a pro rata portion of the Transferred Shares in the event the IPO underwriters’ over-allotment option is not exercised in full or to the extent the IPO is decreased;

●	To vote the Transferred Shares and the Ordinary Shares included in the Purchased Units (the “Placement Shares”) in favor of any proposed initial business combination (a “Business Combination”); and, with respect to the investors introduced by the Sponsor, to vote any Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO;

●	To not redeem any Transferred Shares and the Placement Shares in connection with a shareholder vote in favor of any Business Combination; and, with respect to the investors introduced by the Sponsor, to not redeem any Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO;

●	To not transfer the Transferred Shares until the earlier of (i) six months after the completion of a Business Combination, and (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after a Business Combination, subject to certain exceptions;

●	To not transfer the Purchased Units or underlying securities until the completion of a Business Combination, subject to certain exceptions; and

●	To not participate in any liquidation distribution with respect to the Transferred Shares or Placement Units (but will participate in liquidation distributions with respect to any units or Ordinary Shares purchased by the undersigned in the IPO or in the open market after the IPO) if the Company fails to consummate a Business Combination within the required time period.

Other than the restrictions and other obligations to be contained in the Insider Letter and the registration rights to be contained in the Registration Rights Agreement, the Placement Units will be identical to the units to be sold by the Company in the IPO. Without limiting the provisions of the Registration Rights Agreement, the Company agrees to use its commercially reasonable efforts to file (or cause any successor entity to file) a registration statement covering the resale of the Transferred Shares within 60 business days following the consummation of the initial Business Combination; provided that such obligation shall be deemed satisfied if the Transferred Shares are included in any registration statement on Form S-4 or F-4 filed by the Company (or any successor) in connection with the registration of securities issued in the Business Combination.

Solely with respect to ministerial actions to implement the undersigned’s voting obligations contained in the Insider Letter, the undersigned hereby constitutes and appoints the Company (through any officer) as its true and lawful proxy and attorney-in-fact, with full power of substitution, to execute, deliver and file any written consents or cast votes consistent with such voting obligations, which proxy is limited, coupled with an interest, irrevocable until the earlier of the completion of the initial Business Combination or liquidation of the Company, and shall automatically terminate upon such earlier event.

The undersigned further acknowledges and agrees that if, in order to consummate any initial Business Combination or extend the amount of time the Company has to consummate an initial Business Combination, the Sponsor is required or otherwise agrees to (i) contribute back to the capital of the Company a portion of any of its founder shares or Placement Units to be cancelled by the Company, (ii) transfer any such securities to third parties, (iii) exchange any such securities for other securities, (iv) amend the terms of all or any portion of such securities or (v) otherwise enter into any arrangements with respect to all or any portion of such securities, the undersigned will contribute back to the capital of the Company or transfer to such third parties, agree to exchange or amend the terms of, or otherwise enter into the same arrangements as the Sponsor, in each case at no cost, with respect to a proportionate number of Transferred Shares, pro rata with the other holders of founder shares, in the case of any contribution back to the capital of the Company for cancellation, after the Sponsor has forfeited a number of founder shares equal to the sum of (i) a number of Founder Shares necessary to reduce the aggregate percentage of founder shares from 33% of the shares sold in the IPO to 25% of the shares sold in the IPO ([_____] shares if no exercise of the underwriters’ over-allotment option or [_____] shares if full exercise of the underwriters’ over-allotment option) and (ii) 20% of the difference of (a) the number of founder shares initially held following any cancellation associated with any over-allotment forfeitures set forth in the preceding clause (i) of this sentence less (b) the number of total founder shares transferred pursuant to the risk capital raise ([______]).

The undersigned hereby represents and warrants to the Company that:

(a) The undersigned is an “accredited investor” as defined by Rule 501 under the Securities Act and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Purchased Units and the Transferred Shares (collectively, the “Securities”), of making an informed investment decision with respect thereto, and has the ability and capacity to protect the undersigned’s interests. The undersigned has completed the Accredited Investor Status Checklist attached hereto as Schedule 1 accurately and correctly to reflect the foregoing;

(b) The undersigned understands that (i) the Securities are not presently registered and that, other than as set forth in the Registration Rights Agreement, the Company has no obligation to register the Securities or assist the undersigned in obtaining an exemption from registration; and (ii) the Securities will not be registered under the Securities Act on the grounds that the issuance thereof is exempt under either Section 4(a)(2) of the Securities Act or Regulation D promulgated under the Securities Act as a transaction by an issuer not involving any public offering and that, in the view of the SEC, the statutory basis for the exception claimed would not be present if any of the representations and warranties of the undersigned contained herein are untrue;

(c) The undersigned is purchasing the Securities for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that Subscriber understands that an investment in the Securities is not a liquid investment;

(d) The undersigned acknowledges that (i) there exists no public market for the Securities, (ii) the Securities, when issued, will be “restricted securities” and as a result, must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available; (iii) the undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resales of securities purchased in a private placement subject to certain limitations and to the satisfaction of certain conditions provided for thereunder, and also acknowledges that Rule 144 is not generally available for the resale of securities initially issued by shell companies or issuers that have been at any time previously a shell company;

(e) The undersigned has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and the acquisition of the Securities;

(f) The undersigned is familiar with the proposed business, management, financial condition and affairs of the Company;

(g) The undersigned has all requisite legal and other power and authority to execute and deliver this letter agreement and to carry out and perform the undersigned’s obligations under the terms of this Agreement; and this letter agreement constitutes a valid and legally binding obligation of the undersigned, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law;

(h) The undersigned has carefully considered and has discussed with the undersigned’s legal, tax, accounting and financial advisors, to the extent the undersigned has deemed necessary, the suitability of an investment in the Securities and the transactions contemplated hereby for the undersigned’s particular federal, state, local and foreign tax and financial situation and has independently determined that an investment in the Securities and the transactions contemplated hereby are a suitable investment for the undersigned; the undersigned has relied solely on such advisors and not on any statements or representations of the Company, the Sponsor or any of their respective agents; and the undersigned understands that the undersigned (and not the Company or the Sponsor) shall be responsible for the undersigned’s own tax liability that may arise as a result of an investment in the Securities or the transactions contemplated by this letter agreement;

(i) The execution, delivery and performance of and compliance with this letter agreement and the issuance of the Securities will not result in any violation of, or conflict with, or constitute a default under, any of the undersigned’s articles of incorporation, by-laws, operating agreement, partnership agreement, or trust agreement, if applicable, or any agreement to which the undersigned is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the undersigned or the Securities which would have a material adverse effect on the undersigned or its ability to consummate the transactions contemplated by this letter agreement;

(j) The undersigned is not subject to any event that would result in “bad actor” disqualification under Rule 506(d) of Regulation D;

(k) Neither the undersigned, nor, to the undersigned’s knowledge, any person controlling, controlled by or under common control with the undersigned, is (i) the subject of any sanctions administered by the U.S. government (including OFAC), the United Nations, the European Union, the United Kingdom or Mexico, or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive sanctions;

(l) The funds used to purchase the Securities are not derived from any unlawful activity and the undersigned is in compliance with applicable anti-money laundering and anti-corruption laws;

(m) The undersigned is not acting in concert with any other person for purposes of forming a “group” (within the meaning of Section 13(d) of the Exchange Act) with respect to the Company’s securities, other than as disclosed in the Registration Statement; and

(n) The execution, delivery and performance of this letter agreement by the undersigned do not and will not conflict with, or result in any violation of, any law, regulation, judgment or agreement applicable to the undersigned.

The Company acknowledges and agrees that it shall not enter into or modify or amend any other subscription agreement which grants any other investor any rights or benefits which are more favorable (including, without limitation, with respect to a more favorable purchase price or ratio of founder shares to placement units) than the rights and benefits established in favor of the undersigned under this letter agreement, unless, in any such case, the undersigned has also been provided such rights and benefits pursuant to a written agreement between the undersigned and the Company or the Sponsor, as applicable. In the event that another investor is afforded better terms than were offered to the undersigned, the Company shall so inform the undersigned and offer those terms to the undersigned, in which case this letter agreement shall promptly be amended to effect the same.

Following the consummation of the IPO, the Company shall not distribute, furnish or otherwise provide to the undersigned any material non-public information regarding the condition (financial or otherwise), business affairs or prospects of the Company or the status of any potential Business Combination without first obtaining the prior written consent of the undersigned pursuant to standard “wall-cross” procedures.

Subject to the requirements of law or any request or comments from the United States Securities and Exchange Commission, the Company agrees not to use or disclose (orally or in writing) the name or identity of the undersigned or any of its affiliates, nor identify the undersigned or any of its affiliates as an investor in the Company, in each case without the prior written consent of the undersigned. The Company and the Sponsor also agrees, to the extent legally permissible, to provide the undersigned in advance of any such disclosure, with copies of any proposed disclosure and to cooperate with the undersigned to the extent the undersigned may seek to limit such disclosure.

The undersigned shall execute and deliver such additional instruments (including joinders and instructions to CST) and take such further actions as may reasonably be necessary to carry out the intent and purposes of this letter agreement.

This letter agreement, together with the Insider Letter and the Registration Rights Agreement, embodies the entire agreement and understanding between the undersigned and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this letter agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this letter agreement.

This letter agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

This letter agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered in pdf format via electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Very truly yours,

[INVESTOR]

Name:
Title:

Remainder of this Page Intentionally Left Blank

Accepted and Agreed:

AMPERCAP ACQUISITION COMPANY

By:
Name:
Title:

EXHIBIT A

WIRE TRANSFER INSTRUCTIONS

SCHEDULE 1

ACCREDITED INVESTOR STATUS CHECKLIST

Accredited Investor Status:

Please check one or more of the following definitions of “accredited investor,” if any, which applies to you.

☐	A Bank as defined in Section 3(a)(2) of the Securities Act, or any savings association or institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, as amended (the “Act”).

☐	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	Investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	Plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the plan has assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

☐	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or Partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

☐	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000. For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

☐	A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

☐	A trust, with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2) (ii) of Regulation D of the Securities Act.

☐	Any entity in which all of the equity owners are Accredited Investors.

☐	A director or officer of the Company.